UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026

TKO GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41797	92-3569035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue, 7th Floor
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646-558-8333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TKO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Senior Secured Notes Due 2031

On November 13, 2026, TKO Worldwide Holdings, LLC (f/k/a UFC Holdings, LLC), a Delaware limited liability company (“TKO Worldwide”) and indirect subsidiary of TKO Group Holdings, Inc., a Delaware corporation (“TKO”), issued $1.0 billion aggregate principal amount of 6.500% Senior Secured Notes due 2031 (the “notes”) pursuant to an indenture, dated as of November 13, 2026 (the “indenture”), among TKO Worldwide, the Guarantors (as defined below), and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent. The notes are guaranteed by TKO Guarantor, LLC, and by TKO Worldwide’s existing and future direct or indirect wholly-owned domestic restricted subsidiaries that guarantee obligations under TKO Worldwide’s existing senior secured credit facilities (collectively, the “Guarantors”) and are secured by a first priority lien on the collateral securing the existing senior secured credit facilities. The notes and the related note guarantees rank equal in right of payment with all of TKO Worldwide’s and the Guarantors’ existing and future senior indebtedness and rank senior to all of TKO Worldwide’s and the Guarantors’ existing and future unsecured indebtedness and indebtedness secured by junior priority liens, in each case to the extent of the value of the collateral. The notes were offered and sold either to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to persons outside the United States under Regulation S under the Securities Act.

Pursuant to the indenture, interest on the notes will accrue at a rate of 6.500% per annum payable semiannually in arrears on May 15 and November 15 of each year, commencing on May 15, 2027. The notes will mature on November 15, 2031, subject to earlier repurchase or redemption. TKO Worldwide intends to use the net proceeds from the offering of the notes for general corporate purposes, which may include making distributions to its parent entities to fund share repurchases under TKO’s previously announced share repurchase program.

TKO Worldwide may redeem the notes, in whole or in part, at any time on or after November 15, 2028, at certain specified redemption prices set forth in the indenture. In addition, at any time prior to November 15, 2028, TKO Worldwide may redeem the notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus an applicable “make-whole” premium. At any time prior to November 15, 2028, TKO Worldwide may also redeem up to 40% of the aggregate principal amount of notes issued under the indenture with an amount equal to or less than net cash proceeds from one or more equity offerings (but without duplication) at a redemption price equal to 106.500% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to November 15, 2028, during each calendar year beginning on the issue date, TKO Worldwide may redeem up to 10% of the aggregate principal amount of the notes outstanding at a redemption price equal to 103% of the aggregate principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Upon the occurrence of a Change of Control (as defined in the indenture), TKO Worldwide will be required to offer to repurchase all of the notes then outstanding at 101% of the principal amount, plus any accrued and unpaid interest to, but not including, the repurchase date.

The indenture contains customary events of default, including, among other things, payment default, failure to comply with covenants or agreements contained in the indenture or the notes and certain provisions related to bankruptcy events. The indenture also contains customary negative covenants.

The foregoing description of the indenture and the notes is qualified in its entirety by reference to the indenture and the form of note, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture (including form of note), dated as of November 13, 2026, among TKO Worldwide Holdings, LLC, as issuer, the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of 6.500% Senior Secured Notes due 2031 (included in Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. TKO intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the notes and the use of proceeds therefrom. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “contemplate,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. Any such forward-looking statement represents management’s expectations as of the date of this filing. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including but not limited to the important factors discussed in Part I, Item 1A “Risk Factors” in TKO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as any such factors may be updated from time to time in TKO’s other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov and TKO’s Investor Relations site at investor.tkogrp.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, TKO undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKO GROUP HOLDINGS, INC.

Date: November 13, 2026	By:	/s/ Andrew Schleimer
	Name:	Andrew Schleimer
	Title:	Chief Financial Officer